EXHIBIT 10.36

                           NEBRASKA BOOK COMPANY, INC.
                             4700 South 19th Street
                             Lincoln, NE 68501-0529

                                  March 4, 2004


Mr. [______]
c/o Nebraska Book Company, Inc.
4700 South 19th Street
Lincoln, NE  68501-0529

         Re:      Amendment to Memorandum of Understanding

Dear Mr. [____]:

         Reference is hereby made to the Memorandum of Understanding, dated as of July 1, 1999, between Nebraska Book Company, Inc., a Kansas corporation (the "Employer"), and ___________ (the "Memorandum"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Memorandum.

         We hereby agree with you to amend the Memorandum as follows:

1. The Memorandum shall be amended by adding the following new section immediately after the Section titled "Term":

         "Termination of Employment Upon Expiration of Term:
          -------------------------------------------------

         If the Company has given the Executive notice of its intention to terminate the Executive's employment at the end of the then current Term, the Executive shall be entitled to (i) continued payment of base salary for a period of one year following the expiration of such Term and (ii) continuation of any health, life insurance and disability insurance benefits provided to the Executive immediately prior to such termination for a period of one year following the expiration of such Term to the extent permitted by the Company's benefit plans."

2. The Memorandum shall be further amended by deleting the sections titled "Tag-Along and Drag-Along Rights" and "Non-Transferability of Stock".

         In all other respects, the Memorandum shall remain in full force and effect.

         Please indicate your agreement to the foregoing by signing and returning to the Employer a counterpart of this letter.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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                                Very truly yours,

                                NEBRASKA BOOK COMPANY, INC.

                                ----------------------------------------------
                                By:
                                Title:



Agreed to and accepted by:



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